GOLDMAN SACHS ETF TRUST

Goldman Sachs Access Ultra Short Bond ETF

(the “Fund”)

Supplement dated December 16, 2024 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”),

each dated December 29, 2023, as supplemented to date

At a meeting held on December 11-12, 2024, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees of the Goldman Sachs ETF Trust approved a change to the Fund’s name. This change will not affect the Fund’s investment objective, principal investment strategy or current portfolio holdings. The Fund’s name will change to the “Goldman Sachs Ultra Short Bond ETF.” This change will become effective after the close of business on February 11, 2025 (the “Effective Date”).

Accordingly, on the Effective Date, the Fund’s Prospectus, Summary Prospectus and SAI are revised as follows:

All references in the Prospectus, Summary Prospectus and SAI to “Goldman Sachs Access Ultra Short Bond ETF” are replaced with “Goldman Sachs Ultra Short Bond ETF.”

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

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